Exhibit 10.1

                             FORBEARANCE AGREEMENT


     This Forbearance Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of March 22, 2006, among PDS GAMING CORPORATION, a Minnesota corporation, in its capacity as lender (together with its successors and assigns, the "Lender"), in favor of Cruise Holdings I, LLC, a Nevada limited liability company ("Cruise I"), Cruise Holdings II, LLC, a Nevada limited liability company ("Cruise II"), Royal Star Entertainment, LLC, a Delaware limited liability company ("RSE"), Riviera Beach Entertainment, LLC, a Delaware limited liability company ("RBE"), ITG Vegas, Inc., a Nevada corporation ("ITGV"), and ITG Palm Beach, LLC, a Delaware limited liability company ("ITGPB" and together with Cruise I, Cruise II, RSE, RBE and ITGV individually and collectively referred to as the "Borrower"), Palm Beach Maritime Corporation, a Delaware corporation ("PBM"), Palm Beach Empress, Inc., a Delaware corporation ("PBE"), International Thoroughbred Gaming Development Corporation, a New Jersey corporation ("ITGD"), International Thoroughbred Breeders, Inc., a Delaware corporation ("ITB" and together with PBM, PBE and ITGD individually and collectively referred to as "Guarantor", Borrower and Guarantor are collectively known as the "Credit Parties"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement (as defined below).


                             PRELIMINARY STATEMENTS

     A. The  Credit  Parties  are  parties  to that  certain  Loan and  Security
Agreement, dated as of June 30, 2005 (as so amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which, among other things, the Lender has made a loan (the "Loan") to Borrower in the aggregate principal amount of $29,313,888.96.

     B. The outstanding principal balance of the Loan as of the date hereof, including accrued interest thereon, is $30,431,740.86 (the "Loan Forbearance Balance").

     C. PDS, ITGV and ITGPB are parties to (i) that certain Master Lease Agreement dated as of July 6, 2004 (the "PB Master Lease"), (ii) Lease Schedule No. T3 dated as of July 6, 2004 ("Schedule T3"), (iii) Lease Schedule No. T4 dated as of July 6, 2004 ("Schedule T4"), (iv) Lease Schedule No. T5 dated as of July 6, 2004 ("Schedule T5," and collectively with the PB Master Lease, Schedule T3 and Schedule T4, the "PB Lease"). PDS, and RSE are parties to (i) that certain Master Lease Agreement dated as of January 6, 2005 (the "RSE Master Lease") and (ii) Lease Schedule No. 1 dated as of January 6, 2005 ("Schedule 1," and together with the RSE Master Lease, the "RSE Lease"). The PB Lease and the RSE Lease are together referred to as the "Leases". Pursuant to the terms of the Leases, the Lender is currently entitled to terminate the Leases and to repossess all of the equipment leased thereunder. In connection with any such termination, the Credit Parties agree and acknowledge that they would owe the Lender termination damages in the amount of $2,727,479.67 (the "Lease Forbearance Balance," and together with the Loan Forbearance Balance, the "Forbearance Balance"). The Forbearance Balance is currently $33,159,220.53.

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     D. The Events of Default set forth on  Schedule  I-A  attached  hereto have occurred and are continuing under the Loan Agreement (collectively, the "Current Loan Events of Default"). The Events of Default set forth on Schedule I-B attached hereto have occurred and are continuing under the Leases (collectively, the "Current Lease Events of Default," and together with the Current Loan Events of Default, the "Current Events of Default"). The Lender has notified Borrower of the Current Events of Default and the Lender has fully reserved all of its rights and remedies with respect to the Current Events of Default under the Loan Documents and applicable law.

     E. As a result of the occurrence of the Current Loan Events of Default and pursuant to the Loan Agreement and the other Loan Documents, the Lender is entitled to, among other things, enforce its rights and remedies against Borrower and the Collateral, including, without limitation, the rights to accelerate and immediately demand payment in full of the Obligations and to foreclose on the Collateral.

     F. As a result of the occurrence and continuation of the Current Loan Events of Default, pursuant to 4(b) of the Loan Agreement default interest is payable on the Obligations from and after October 31, 2005. As a result of the occurrence and continuation of the Current Lease Events of Default, pursuant to the Leases, the Credit Parties owe late payment fees of $5,108.05 to the Lender. Such late payment fees will continue to be applicable to missed Lease payments after the date hereof (including during the Forbearance Period) and shall be payable at a rate of $1,702.68 per month.

     G. Borrower has requested that, during the Forbearance Period, the Lender agree to forbear from exercising certain of its rights and remedies against Borrower and the Collateral with respect to the Current Events of Default, including its rights to (i) accelerate and immediately demand payment in full of the Obligations, (ii) foreclose on the Collateral and (iii) terminate the Leases and the Lender has agreed to such forbearance, subject to the terms and conditions of this Agreement.

     H. Borrower has requested that the Lender grant a deferment with respect to payment of the principal and interest payments during the Deferment Period and, subject to the terms and conditions of this Agreement, the Lender has agreed to grant such deferment.

     NOW, THEREFORE, in consideration of the foregoing and of the agreements, promises and covenants set forth below, the parties hereto agree as follows:


1. DEFINITIONS. The following terms shall have the following meanings in this Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Agreement" means this Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

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     "Borrower" has the meaning set forth in the introductory paragraph hereto.

     "Credit Party" has the meaning set forth in the introductory paragraph hereto.

     "Creditor Party" means any individual or entity that is, from time to time, a creditor of a Credit Party.

     "Crisis Manager" has the meaning set forth in Section 8 hereof.

     "Current Events of Default" has the meaning set forth in the Preliminary Statements.

     "Current Lease Events of Default" has the meaning set forth in the Preliminary Statements.

     "Current Loan Events of Default" has the meaning set forth in the Preliminary Statements.

     "Deferment Period" has the meaning set forth in Section 4 hereof.

     "Financier" means PDS Funding 2004-A, LLC.

     "Forbearance Balance" has the meaning set forth in the Preliminary Statements.

     "Forbearance Default" has the meaning set forth in Section 9 hereof.

     "Forbearance Effective Date" has the meaning set forth in Section 6 hereof.

     "Forbearance Expiration Date" means May 31, 2006.

     "Forbearance Period" means the period commencing on the Forbearance Effective Date and through the earliest to occur of (i) the Forbearance Expiration Date; (ii) the date of the termination of the Forbearance Period pursuant to Section 9 hereof; and (iii) the date on which all of the Obligations have been paid and performed in full and the Loan Agreement has been terminated.

     "Guarantor" has the meaning set forth in the introductory paragraph hereto.

     "Lease Forbearance Balance" has the meaning set forth in the Preliminary Statements.

     "Leases" has the meaning set forth in the Preliminary Statements.

     "Lender" has the meanings set forth in the introductory paragraph hereto.

     "Lender Party" and "Lender Parties" have the meanings set forth in Section 12(a) hereof.

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     "Limited  Payment  Period"  means the period  beginning  on May 1, 2006 and ending on the last day of the Forbearance Period.

     "Loan" has the meaning set forth in the Preliminary Statements.

     "Loan Agreement" has the meaning set forth in the Preliminary Statements.

     "Loan Forbearance Balance" has the meaning set forth in the Preliminary Statements.

     "Non-Recourse Financing" means a financing of the Big Easy Vessel or the Turnberry Note pursuant to which (a) either or both of such assets are contributed by the applicable Credit Party to a wholly-owned Special Purpose Subsidiary that complies with each of the terms of Section 14(kk) of the Loan Agreement; (b) the applicable Special Purpose Subsidiary incurs only indebtedness that (i) is not Recourse Indebtedness, (ii) is not guaranteed by any Credit Party, and (iii) is secured only by the contributed asset (i.e., the Big Easy Vessel or the Turnberry Note); (c) all of the proceeds of such indebtedness are dividended to a Credit Party for application by such Credit Party in accordance with Section 8(b) and/or 8(h), as applicable; (d) all of the equity interests of the applicable Special Purpose Subsidiary are pledged to the Lender on a first priority basis; and (e) the Lender is granted a second priority perfected security interest over the contributed asset.

     "Releasor" and "Releasors" have the meanings set forth in Section 12(a) hereof.

     "Second Cherry Hill Note" has the meaning set forth in Section 6(e) hereof.

2. INCORPORATION OF PRELIMINARY STATEMENTS. The preliminary statements set forth above are hereby incorporated into this Agreement as accurate and complete statements of fact. Without limiting the foregoing, Borrower hereby acknowledges and agrees that (a) the Current Events of Default have occurred and are continuing under the terms of the Loan Agreement and Borrower does not have any disputes, defenses or counterclaims of any kind with respect thereto, (b) absent the effectiveness of this Agreement, the Lender has the right to immediately enforce payment of all Obligations and, in connection therewith, to immediately enforce its security interest in, and liens on, the Collateral, (c) the Forbearance Balance correctly sets forth the unpaid principal amount owed to the Lender as of the date hereof, and (d) the Forbearance Balance and all other Obligations are payable pursuant to the Loan Agreement and the Leases, without defense, dispute, offset, withholding, recoupment, counterclaim or deduction of any kind.

       FORBEARANCE. During the Forbearance Period, provided that no Forbearance Default occurs, the Lender shall not exercise those rights and remedies afforded to it under the Loan Agreement and the other Loan Documents with respect to the Current Events of Default to (a) accelerate and/or immediately enforce payment in full of the Obligations or enforce payment of any part of the Obligations in advance of the date such Obligations shall be due and payable in accordance with the terms of the Loan Agreement, or (b) enforce its security interests in, and liens on, the Collateral, provided, that (x) no Creditor Party has exercised any adverse claims

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with respect to any part of the Collateral or any Vessel during the  Forbearance
Period; (y) Borrower complies with all covenants under Section 8 hereof; and (z) no other Event of Default has occurred during the Forbearance Period. In consideration of the Lender's agreement to forbear on the terms and conditions set forth herein and to permit the prepayment of the Forbearance Balance without premium as set forth in Section 4, the Credit Parties hereby agree that the full Forbearance Balance shall be deemed to be increased by one-half of one percent (0.5%) and that such increased amount ($165,796.10) shall has been fully earned by the Lender and constitutes a portion of the Obligations and shall be deemed to be secured by all of the Collateral.

3. DEFERMENT. As a result of the occurrence of the Current Events of Default, the Lender hereby defers the principal and interest payments payable with respect to the Loan Agreement and the rental payments payable pursuant to the Leases, in each case, from the Forbearance Effective Date through the Forbearance Expiration Date (the "Deferment Period"), with the exception that during the Limited Payment Period, Borrower will make an interest payment of $572,399.59 on May 1, 2006 and a lease payment of $113,512.24 on May 1, 2006;
provided that (a) such deferred payments (together with the remainder of the Forbearance Balance) will continue to accrue at the Default Rate during the Deferment Period; and (b) upon the occurrence of a Forbearance Default, the foregoing deferment shall be deemed to have no force or effect and the rate of interest payable on the Loan and the other Obligations at all times during the Deferment Period shall continue at the applicable Default Rate of interest pursuant to Section 4(b) of the Loan Agreement (and, for the avoidance of doubt, each Credit Party shall be liable for, and shall pay in cash, any deficiency in any interest payment made prior to the date of the Forbearance Default). Notwithstanding anything to the contrary set forth in the Loan Agreement, during the Forbearance Period, provided that no Forbearance Default shall have occurred prior thereto, the Credit Parties shall be permitted to prepay the Loan at 100% of par (plus all fees (including the fees set forth in the last sentence of Section 3 and in Section 8(j)), expenses (including the expenses described in
Section 8(i)) and accrued interest payable pursuant hereto or pursuant to the Loan Agreement).

4. AMENDMENT OF LOAN DOCUMENTS. During the Forbearance Period, provided that no Forbearance Default has occurred, the Lender shall discuss amendments to (or, if deemed appropriate by the Lender in its sole discretion, amended and restated versions of) each of the Loan Documents with the Credit Parties, in the sole discretion of the Lender.

5. CONDITIONS TO EFFECTIVENESS.  This Agreement shall become effective as of the
date  first  written  above  (the   "Forbearance   Effective   Date")  upon  the
satisfaction of each of the following conditions:

     (a) The Lender shall have received this Agreement (or counterparts hereof) duly executed by each Credit Party and the Lender;

     (b) The Lender shall have received a certificate signed by a duly authorized officer of each Borrower certifying, as of the Forbearance Effective Date, (i) that all conditions precedent to the effectiveness of this Agreement have been satisfied, (ii) that no Events of Default other

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than the Current Events of Default have  occurred,  (iii) that since the date of the Loan Agreement, no amendments, modifications or other changes have been made to each Borrower's articles of incorporation, certificate of formation or to any other organizational or governing documents of such Borrower and (iv) the resolutions of each Borrower's board of managers authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

     (c) All of the representations and warranties of each Borrower contained in this Agreement shall be true and correct on and as of the Forbearance Effective Date;

     (d) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions described in this Agreement shall be reasonably satisfactory in form and substance to the Lender;

     (e) The Credit Parties shall deliver to the Lender, free and clear of all liens, security interests or other encumbrances, the "Second Cherry Hill Note" described in the Credit Parties' Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2005 (the "Second Cherry Hill Note"), which promissory note shall constitute a portion of the Collateral securing the Obligations; and

     (f) Borrower shall have paid to the Lender, in immediately available funds, all fees and expenses reimbursable by Borrower as of the Forbearance Effective Date pursuant to Section 6(b) of the Loan Agreement.


6. REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby represent and warrant to the Lender that, on and as of the Forbearance Effective Date:

     (a) All of the representations and warranties of the Credit Parties contained in this Agreement, the Loan Agreement and the other Loan Documents are true and correct as though made on and as of the Forbearance Effective Date, unless and to the extent (i) such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, or (ii) set forth in Schedule II;


     (b) Exhibit A attached hereto includes current, detailed summaries of the following financial information regarding the Credit Parties, which are true, correct and complete as of the date hereof:

          (i) All Indebtedness of the Credit Parties and each lease to which any Credit Party is a party;

          (ii) The current accounts payable balances and aging of the Credit Parties (substantially in the form of the ITGV, Inc. Accounts Payable Aging report and ITG Palm Beach, LLC Accounts Payable Aging report previously provided to the Lender); and

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          (iii) A list of each bank or investment  account of each Credit Party, together with the current balances in each such account.


     (c) No Forbearance Default has occurred;

     (d) Each Credit Party has the requisite limited liability company and corporate power and authority to execute, deliver and perform this Agreement and to perform its Obligations under the Loan Documents. The execution and delivery of this Agreement by the Credit Parties, the performance by Borrower of its Obligations hereunder, and the consummation of the transactions contemplated hereby, have been duly approved by all necessary limited liability company, member or board action. This Agreement has been duly executed and delivered by the Credit Parties. This Agreement constitutes the legal, valid and binding obligation of each Credit Party, enforceable against Borrower in accordance with its terms.


     All of the Credit Parties' representations and warranties contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties hereto.

7. COVENANTS. The Credit Parties hereby acknowledge, agree and covenant as follows:

     (a) Each Credit Party shall make all payments of principal, interest, fees, expenses and other Obligations on the dates and times, in the amounts, and at the rates specified in the Loan Agreement, subject only to Section 4 hereof. In addition, each Credit Party will continue to perform their non-payment Obligations under the Loan Documents in the manner required thereby.

     (b) During prior discussions between the Lender and the Credit Parties, the Credit Parties have requested that the Lender permit the Credit Parties to sell (or finance pursuant to a Non-Recourse Financing) the Turnberry Note for at least $6,500,000 and use the proceeds thereof to repay the Loans and for general working capital purposes. The Lender has agreed to permit such sale or Non-Recourse Financing upon certain conditions and, accordingly, the Lender and the Credit Parties agree that the Credit Parties shall use their best efforts to sell or finance the Turnberry Note prior to the Forbearance Expiration Date in a transaction with an unaffiliated third party generating cash proceeds of not less than $6,500,000. In connection with such transaction, the Credit Parties shall direct the purchaser or financier of the Turnberry Note to pay all sales or financing proceeds in excess of $3,000,000 directly to the Lender, and the Lender will apply such proceeds as a mandatory prepayment of the Loan pursuant to the terms of the Loan Agreement (first to fees and expenses, then to accrued interest and then as a permanent repayment of principal at 100% of par). The remaining $3,000,000 may be retained by the Credit Parties and shall be used solely to (i) repay any remaining costs and expenses pursuant to Section 8(i) below and (ii) pay past-due or current accounts payable to unaffiliated third parties.

     (c) Not later than the earlier of (i) March 24, 2006 and (ii) ten (10) days after the Forbearance Effective Date, Borrower shall retain a crisis manager acceptable to the Lender (the "Crisis Manager") who will perform the duties outlined in the engagement letter between the Borrower and the Crisis Manager (the terms and scope of which shall be acceptable to the

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Lender). The Credit Parties will (i) cooperate fully with the Crisis Manager and conduct their business in accordance with the directions of the Crisis Manager as set forth in the Crisis Manager's engagement letter, (ii) provide the Crisis Manager with access to all of their (and to the extent possible, their affiliates') books, records, accounts and other information requested by the Crisis Manager, (iii) will instruct and permit the Crisis Manager (A) to discuss any and all aspects of the Credit Parties' business with the Lender and the Financier (with or without the participation of the Credit Parties, as determined by the Lender or the Financier) and (B) to provide any and all written reports regarding the Credit Parties' business to the Lender and the Financier (with or without providing copies thereof to each Credit Party, as determined by the Lender or Financier), (iv) will provide that each withdrawal from a Credit Party's deposit account (other than accounts in the names or PBM or ITB as of the date hereof) shall be approved by the Crisis Manager, and (v) will compensate the Crisis Manager in the manner provided by the Crisis Manager's engagement letter with the Borrower.

     (d) Borrower shall maintain in full force and effect all insurance required by Section 13 of the Loan Agreement.

     (e) Borrower shall provide the Lender with any and all financial, operational and other reports and updates (written and oral) as may be requested by the Lender in its sole discretion.

     (f) Each Credit Party acknowledges and agrees that all disbursements from the Controlled Accounts shall require the written approval of the Crisis Manager. Except for $700,000 of "cage cash" that will be maintained by the Borrower (as such amount may be adjusted from time to time based on the prudent recommendation of the Crisis Manager) on the Princess Vessel and $15,000 of additional petty cash, all cash (including all cash receipts) by the Credit Parties (other than cash received by ITB or PBM not in violation of this Agreement or any other Loan Document) shall be deposited into the Controlled Accounts. Each Credit Party shall hold in trust all checks, cash and other items of payment constituting Secured Property received by such Credit Party or any such Related Person, and shall deposit such Secured Property into a Controlled Account within one Business Day after receipt by such Credit Party (provided that cash receipts from the operation of the Princess Vessel shall be deposited on a weekly basis in accordance with past practice).

     (g) Except as otherwise approved by the Lender in writing, no Credit Party shall make any Restricted Payments or other payments to any Affiliates, (including without limitation those contemplated by Section 14(w) of the Loan Agreement), during the Forbearance Period or thereafter, except for the payment up to $25,000 in the aggregate during any weekly period for the following expenses: (i) compensation in the ordinary course of business consistent with past practices to Francis X. Murray and Francis W. Murray in an aggregate amount not to exceed $10,000 per week (which amounts may only be paid while no Forbearance Default is continuing), (ii) corporate overhead payments properly allocable to the Borrowers' business and (iii) expenses related to the public filings of ITB.

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     (h) During prior discussions between the Lender and the Credit Parties, the
Credit Parties have requested that the Lender permit the Credit Parties to sell (or finance pursuant to a Non-Recourse Financing) the Big Easy Vessel for at least $15,000,000 and use the proceeds thereof to repay the Loans. The Lender has agreed to permit such sale or Non-Recourse Financing upon certain conditions and, accordingly, the Lender and the Credit Parties agree that the Credit Parties shall use its best efforts to sell or finance the Big Easy Vessel prior to the Forbearance Expiration Date in a transaction with an unaffiliated third party generating cash proceeds of not less than $15,000,000. In connection with such sale or financing, (i) the first $15,000,000 of proceeds of such transaction shall be paid directly to the Lender by the purchaser or financier of the Big Easy Vessel and shall be applied by the Lender as a mandatory prepayment of the Loan pursuant to the terms of the Loan Agreement (first to fees and expenses, then to accrued interest and then as a permanent repayment of principal at 100% of par); (ii) the next $5,000,000 of such proceeds (plus the reasonable, out-of-pocket fees, costs and expenses directly related to such transaction (up to $1,000,000 in the aggregate)) may be retained by the Credit Parties and shall be used solely to (A) repay any remaining costs and expenses pursuant to Section 8(i) below and (B) pay past-due or current accounts payable to unaffiliated third parties; and (iii) all remaining proceeds shall be split equally between the Credit Parties and the Lender (i.e., 50% to the Credit Parties and 50% to the Lender), and the amounts paid to the Lender shall be applied by the Lender as a mandatory prepayment of the Loan pursuant to the terms of the Loan Agreement (first to fees and expenses, then to accrued interest and then as a permanent repayment of principal at 100% of par).

     (i) In connection with their continuing discussions with the Credit Parties and their analysis of certain financial matters concerning the Credit Parties, as well as in connection with the original financing provided by the Lender, the Lender Parties have incurred significant costs and expenses, which are detailed on Schedule IV attached hereto. The Credit Parties agree to pay (i) the amounts listed in Part A of Schedule IV in connection with the execution of this Agreement, (ii) the amounts listed in Part B of Schedule IV upon the earlier of twenty (20) days after the execution of this Agreement and the termination of the Forbearance Period, and (iii) the amounts listed in Part C of Schedule IV upon the earlier of forty-five (45) days after the execution of this Agreement and the termination of the Forbearance Period, in each case in accordance with the payment instructions set forth on Schedule IV.

     (j) In consideration of the Lender's agreement to forbear on the terms and conditions set forth herein and to permit the prepayment of the Forbearance Balance without premium as set forth in Section 4, in connection with the first to occur of (i) the sale or financing of the Turnberry Note pursuant to Section 8(b), the sale of the Big Easy pursuant to Section 8(h), or (iii) the repayment or refinancing of the Loan, the Credit Parties agree to pay to the Lender a deferred cash forbearance fee (the "Deferred Fee") equal to one percent (1.0%) of the full Forbearance Balance. In the event that the Lender accelerates the Obligations, the entire amount of the Deferred Fee shall be deemed to have been earned by the Lender and shall be added to the balance of the Obligations and shall be deemed to be secured by all of the Collateral. Additionally, the Credit Parties agree to reimburse the Lender for all of its out-of- pocket expenses incurred in connection herewith, including but not limited to its legal costs and any default rate interest it has or will incur.

8.  FORBEARANCE  DEFAULTS.   Each  of  the  following  events  shall  constitute
"Forbearance Defaults":


     (a) Any Credit Party shall fail to observe or perform any term, covenant, or agreement binding on it contained in this Agreement (including, without limitation, Section 8 of this Agreement) or any other agreement, instrument, or document executed in connection herewith, except as specifically described in
Schedule III;

     (b) any instrument, document, report, schedule, agreement, representation or warranty, oral or written, made or delivered to the Lender by any Credit Party shall be false or misleading when made, or deemed made, or delivered; or

     (c) the occurrence of an Event of Default under the Leases, the Loan Agreement or any of the other Loan Documents, other than (i) a Current Event of Default or (ii) an Event of Default under Section 14(nn) of the Loan Agreement (Minimum EBITDA Covenant) for the 12 month period ending April 2, 2006, for the 12 month period ending April 30, 2006, or for the 12 month period ending May 28, 2006.

     Upon the occurrence of any Forbearance Default, the Forbearance Period shall automatically terminate and all Obligations shall automatically become immediately due and payable (including all obligations under the Leases), without notice or demand of any kind (provided that Lender may rescind such acceleration in its sole discretion). Upon the termination or expiration of the Forbearance Period, if at such time the outstanding amount of the Obligations are not paid in full, the Lender shall be entitled to exercise all of its rights and remedies under the Leases, the Loan Agreement, the other Loan Documents and applicable law, including, without limitation, the right to declare all of the Obligations to be immediately due and payable and to enforce its Liens on, and security interests in, the Collateral. The occurrence of any Forbearance Default shall constitute an Event of Default under the Leases, the Loan Agreement and each of the other Loan Documents.

9. STATUS OF LEASES, LOAN AGREEMENT AND OTHER LOAN DOCUMENTS; NO NOVATION; RESERVATION OF RIGHTS AND REMEDIES.

     (a) This Agreement shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of, or a forbearance with respect to, any term or condition of the Leases, Loan Agreement or any other Loan Document, except as expressly provided herein, (ii) except as expressly provided herein, prejudice, restrict or affect any right or rights which the Lender or any Lender Parties (as defined in Section 12 below) may now have or may have in the future under or in connection with the Leases, Loan Agreement or any other Loan Document, or (iii) require the Lender to agree to a similar transaction or forbearance on a future occasion.

     (b) Except to the extent specifically provided herein, the respective provisions of the Leases, Loan Agreement and the other Loan Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

     (c) This Agreement is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Leases, Loan Agreement or any of the other Loan Documents, except as specifically set forth herein.


     (d) Except as expressly provided herein, the Lender reserves all rights, claims and remedies that it has or may have against each of the Credit Parties.


10. ACKNOWLEDGMENT OF VALIDITY AND ENFORCEABILITY OF THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. Each Credit Party expressly acknowledges and agrees that the Leases, the Loan Agreement and the other Loan Documents to which it is a party are valid and enforceable by the Lender against such Credit Party and, except as expressly modified pursuant to this Agreement, expressly reaffirms each of its Obligations under each Lease and each Loan Document to which it is a party. Each Credit Party further expressly acknowledges and agrees that the Lender, has a valid, duly perfected, first priority and fully enforceable security interest in and lien against each item of Collateral (including the Second Cherry Hill Note). Each Credit Party agrees that it shall not dispute the validity or enforceability of the Leases, the Loan Agreement or any of the other Loan Documents or any of its Obligations thereunder, or the validity, priority, enforceability or extent of the Lender's security interest in or lien against any item of Collateral, either during or following the expiration of the Forbearance Period.

11. RELEASE.

     (a) Each Credit Party acknowledges that the Lender would not enter into this Agreement without Borrower's assurance that it has no claim against the Lender, its respective Subsidiaries, Affiliates, officers, directors, shareholders, employees, attorneys, agents, professionals and servants, or any of their respective predecessors, successors, heirs and assigns (including the Financier each of its financing providers and loan participants, and each of their respective Subsidiaries, Affiliates, officers, directors, shareholders, employees, attorneys, agents, professionals and servants) (collectively, the "Lender Parties" and each, a "Lender Party") arising out of the Loan Documents or the transactions contemplated thereby. Each of Borrower, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "Releasors" and each, a "Releasor") releases each Lender Party from any known or unknown claims which any Releasor now has against any Lender Party of any nature, including any claims that any Releasor, or any Releasor's successors, counsel and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, arising out of or related to the Loan Documents or the transactions contemplated thereby.

     (b) The provisions, waivers and releases set forth in this Section 12 are binding upon each Releasor. The provisions, waivers and releases of this Section 12 shall inure to the benefit of each Lender Party.

     (c) The provisions of this Section 12 shall survive payment in full of the Obligations, full performance of all of the terms of this Agreement, the Loan Agreement and the other Loan Documents and/or any action by the Lender to exercise any remedy available under the Loan Documents, applicable law or otherwise.

     (d) Each Credit Party represents and warrants that it is the sole and lawful owner of all right, title and interest in and to all of the claims released by it hereby and it has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Credit Party shall jointly and severally indemnify, defend, protect and hold harmless each Lender Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.


12. FURTHER ASSURANCES. In consideration for the execution of this Agreement by the Lender, each Credit Party agrees to fully and promptly cooperate in all reasonable respects the Lender and its advisors and counsel with respect to any matter with respect to which the Lender may reasonably inquire. Each Credit Party agrees that it will promptly execute and deliver to the Lender all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to grant a security interest in, or perfect, protect and maintain the priority of any pledge, assignment or security interest granted or purported to be granted under any Loan Document in, any Collateral. The Lender acknowledges that in certain circumstances, pursuant to the terms of that certain Shareholders' Agreement dated as of June 16, 2004 by and among PBE, PBM and Raymond Parello ("Parello"), Parello is permitted to exchange his fifty percent (50%) ownership interest in PBE (the "Parello Equity") for the Second Cherry Hill Note. In the event that Parello properly exercises such exchange right, the Lender will release the Second Cherry Hill Note in exchange for a first priority pledge of the Parello Equity.

13. EXPENSES. All fees and out-of-pocket expenses, including but not limited to travel expenses and attorneys' and paralegals' fees, incurred by the Lender or Financier (or its investors or participants) in the negotiation, preparation and implementation of this Agreement or any restructuring of the Leases or the Loan Documents or any related documents constitute costs and expenses in connection with the enforcement or preservation of the rights of the Lender under the Loan Documents and as such are payable by Borrower. Without limiting the generality of the foregoing, Borrower further agrees that it will pay all out-of-pocket costs and expenses of the Lender, including without limitation the fees, costs and expenses incurred by the Financier (or its investors or participants) in connection with the negotiation, preparation and implementation of this Agreement or any restructuring of the Loan Documents or any related documents. All such fees, costs and expenses, whether incurred in connection with the Leases, Loan Agreement, this Agreement, or otherwise shall be deemed additional Obligations secured by the Collateral and payable upon demand.

14. NO WAIVER. The Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of this Agreement, the Leases, the Loan

Agreement or any other Loan Document shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Lender of a Forbearance Default or of an Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Forbearance Default or any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.

15. SOLE BENEFIT OF PARTIES. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns (including the Financier and the other Lender Parties), and no other Person shall have any right, benefit or interest under or because of the existence of this Agreement.

16. LIMITATION ON RELATIONSHIP BETWEEN PARTIES. The relationship of the Lender, on the one hand, and each Credit Party on the other hand, has been and shall continue to be, at all times, that of creditor and debtor. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Loan Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between the parties.

17. NO ASSIGNMENT. This Agreement shall not be assignable by any Credit Party without the written consent of the Lender. The Lender may assign to one or more Persons (including the Financier) all or any part of, or any participation interest in, such Lender's rights and benefits hereunder.

18. MISCELLANEOUS. This Agreement is a Loan Document. The section and subsection titles contained in this Agreement are included for the sake of convenience only, and shall not affect the meaning or interpretation of this Agreement, the Leases, the Loan Agreement or any other Loan Documents or any provisions hereof or thereof. The Schedules to this Agreement are incorporated in, and shall be deemed a part of, this Agreement.

19. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA. This Agreement, the Leases, the Loan Agreement and other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

20. CONSULTATION WITH COUNSEL. Each Credit Party represents to the Lender that it has discussed this Agreement, including the provisions of Sections 11 and 12 hereof, with its attorneys.

21. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and may be executed either originally or by facsimile (in which case such facsimile signatures shall for all purposes be treated and considered as original signatures hereto, which shall fully bind the signatories hereto), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                                      * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                         BORROWERS:

                                         CRUISE HOLDINGS I, LLC


                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:



                                         CRUISE HOLDINGS II, LLC

                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:


                                         ROYAL STAR ENTERTAINMENT, LLC

                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:

                                         RIVIERA BEACH ENTERTAINMENT, LLC

                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:

                                         ITG VEGAS, INC.

                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:

                                         ITG PALM BEACH, LLC

                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:

                                        GUARANTORS:

                                        PALM BEACH MARITIME CORPORATION


                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:

                                         PALM BEACH EMPRESS, INC.

                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:

                                         INTERNATIONAL THOROUGHBRED
                                         GAMING DEVELOPMENT CORPORATION

                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:

                                         INTERNATIONAL THOROUGHBRED
                                         BREEDERS, INC.

                                         By:/s/Francis W. Murray
                                         Name: Francis W. Murray
                                         Title:

                                        LENDER:


                                        PDS GAMING CORPORATION


                                         By:/s/Peter D. Cleary
                                         Name: Peter D. Cleary
                                         Title: Chief Financial Officer

                                   Exhibit A

                          Current Financial Statements

                               (attached hereto)

                                  Schedule I-A

                         Current Loan Events of Default

     (a) Event of Default under Section 18(a) of the Loan Agreement resulting from the failure to make any payment of principal and interest within 10 days of when due under the Note on the following dates: January 10, 2006, February 10, 2006 and March 10, 2006; and

     (b) Breach by Borrower of Section 14(nn) of the Loan Agreement (Minimum EBITDA Covenant) for the 12 month period ended October 30, 2005, for the 12 month period ended November 27, 2005, the 12 month period ended January 1, 2006, the 12 month period ended January 29, 2006, and the 12 month period ended February 26, 2006.

                                  Schedule I-B

                        Current Lease Events of Default

     Event of Default under each of the Leases resulting from the cross-default to the Loan Agreement from and after October 30, 2005 and from the failure to make scheduled monthly lease payments on January 10, 2006, February 10, 2006 and March 10, 2006.

                                  Schedule II

      Representations and Warranties as of the Forbearance Effective Date

None.

                                  Schedule III

              Specific Covenant Waivers During Forbearance Period

None.